ITRON, INC.                                                Exibit 10.10
Indemnification Agreements:

     (a) Michael B. Bracy
     (b) Jon E. Eliassen
     (c) Richard G. Geiger
     (d) Johnny M. Huphreys
     (e) Klaus O. Huschke
     (f) Michael j. O'Callaghan
     (g) Larry A. Panattoni
     (h) Paul A. Redmond
     (I) Graham M. Wilson
     (j) Robert D. Neilson
     (k) Ted C. DeMerritt
     (l) Mary Ann Peters
     (m) Russell E. Vanos
     (n) Carl R. Aron
     (o) David G. Remington
     (p) Stuart Edward White
     (q) LeRoy D. Nosbaum